UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 2, 2024

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0002024274
Benchmark 2024-V8 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000927971
Bank of Montreal

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541502
Goldman Sachs Mortgage Company

(Exact name of sponsor as specified in its charter)

Delaware	333-260277-06	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

1 Columbus Circle

New York, New York 10019

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01. Other Events.

On July 2, 2024, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) entered into an agreement to sell all of the Publicly Offered Certificates (as defined below), having an aggregate initial principal amount of $895,099,000, to Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), Barclays Capital Inc. (“BCI”), BMO Capital Markets Corp. (“BMO Capital Markets”), AmeriVet Securities, Inc. (“AmeriVet”) and Drexel Hamilton, LLC (“Drexel”, and together with DBSI, CGMI, GS&Co., BCI, BMO Capital Markets and AmeriVet, in such capacities, the “Underwriters”) on or about July 18, 2024 (the “Closing Date”), pursuant to an underwriting agreement, dated as of July 2, 2024 and as to which an executed version is attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor, German American Capital Corporation (“GACC”) and the Underwriters.

On July 2, 2024, the Depositor also entered into an agreement to sell all of the Privately Offered Certificates (as defined below), having an aggregate initial principal amount of $114,886,421, to DBSI, CGMI, GS&Co., BCI, BMO Capital Markets, AmeriVet and Drexel (collectively in such capacity, the “Initial Purchasers”) on or about the Closing Date, pursuant to a certificate purchase agreement, dated as of July 2, 2024 (the “Certificate Purchase Agreement”), among the Depositor, GACC and the Initial Purchasers.

On or about the Closing Date, it is expected that the Depositor will cause the issuance of the Benchmark 2024-V8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-V8 (the “Certificates”) pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2024 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) Class X-A, Class X-B, Class X-D, Class D, Class X-RR, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (the “Privately Offered Certificates”).

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated July 2, 2024 and filed with the Securities and Exchange Commission on July 5, 2024 (the “Prospectus”). Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
640 5th Avenue	4.6	4.2(1)
Showcase I	4.7	(3)
Bedrock Mixed-Use Portfolio	4.8	N/A
University Pointe	4.9	N/A
488 Madison	4.10	4.3
Pleasanton Corporate Commons	4.11	N/A
Lotus 315 & Essence 144	4.12	(3)
Saks Beverly Hills	4.13	4.3
Prime Storage – Blue Portfolio	4.14	4.4
Sunroad Centrum	4.15	4.4
GNL Industrial Portfolio	4.16	4.5
(1)	The subject Whole Loan will be serviced under the Other Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement) until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2024-V8 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 35 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 81 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective July 18, 2024 and as to which an executed version is attached hereto as Exhibit 99.1 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii)  CREFI, pursuant to a Mortgage Loan Purchase Agreement, dated and effective July 18, 2024 and as to which an executed version is attached hereto as Exhibit 99.2 (the “CREFI Mortgage Loan Purchase Agreement”) between the Depositor and CREFI, (iii) Barclays Capital Real Estate Inc. (“BCREI”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective July 18, 2024 and as to which an executed version is attached hereto as Exhibit 99.3 (the “BCREI Mortgage Loan Purchase Agreement”) among the Depositor, BCREI and Barclays Capital Holdings Inc., (iv) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective July 18, 2024 and as to which an executed version is attached hereto as Exhibit 99.4 (the “BMO Mortgage Loan Purchase Agreement”) between the Depositor and BMO and (v) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective July 18, 2024 and as to which an executed version is attached hereto as Exhibit 99.5 (together with the GACC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the BCREI Mortgage Loan Purchase Agreement and the BMO Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GSMC.

The funds that will be used by the Depositor to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Depositor to the Underwriters, pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates by the Depositor to the Initial Purchasers, pursuant to the Certificate Purchase Agreement. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Prospectus, in negotiated transactions or otherwise at varying prices determined at the time of sale. The Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

Further information regarding such sales relating to the price per class of Publicly Offered Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus. The related registration statement (file no. 333-260277) was originally declared effective on February 28, 2022. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of July 2, 2024.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 1.1	Underwriting Agreement, dated as of July 2, 2024, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Barclays Capital Inc., BMO Capital Markets Corp., Goldman Sachs & Co. LLC, AmeriVet Securities, Inc., Drexel Hamilton, LLC and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of July 1, 2024, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, as paying agent and as custodian and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of July 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of June 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of May, 1, 2024, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of May 1, 2024, between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as trustee, and Computershare Trust Company, National Association, as certificate administrator.
Exhibit 4.6	Agreement Between Note Holders, dated as of June 10, 2024, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, Goldman Sachs Bank USA, as Initial Note A-5 Holder, Initial Note A-6 Holder and Initial Note A-7 Holder, Bank of Montreal, as Initial Note A-8 Holder, Initial Note A-9 Holder and Initial Note A-10, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent.

Exhibit 4.7	Co-Lender Agreement, dated as of June 7, 2024, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder and Citi Real Estate Funding Inc., as Initial Note A-4 Holder and Initial Note A-5 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of June 5, 2024, between German American Capital Corporation, as Note A-1 Holder and German American Capital Corporation, as Note A-2 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of June 18, 2024, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.10	Agreement Between Note Holders, dated as of May 14, 2024, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, German American Capital Corporation, as Initial Note A-2 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent.
Exhibit 4.11	Agreement Between Note Holders, dated as of May 6, 2024, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder, and Bank of America, N.A., as Initial Note A-4 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of June 24, 2024, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of May 13, 2024, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of April 22, 2024, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of May 10, 2024, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder, and Goldman Sachs Bank USA, as Initial Note A-2 Holder.
Exhibit 4.16	Agreement Between Note Holders, dated as of April 5, 2024, by and between Bank of Montreal, Barclays Capital Real Estate Inc., Societe Generale Financial Corporation, and KeyBank National Association.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 2, 2024.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective July 18, 2024, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective July 18, 2024, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective July 18, 2024, among Deutsche Mortgage & Asset Receiving Corporation, Barclays Capital Real Estate Inc. and Barclays Capital Holdings Inc.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective July 18, 2024, between Deutsche Mortgage & Asset Receiving Corporation and Bank of Montreal.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective July 18, 2024, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: July 5, 2024
	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Robert-Christopher Jones
Name: Robert-Christopher Jones
Title: Director